UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: August 8, 2000

                              Medix Resources, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Colorado                      0-24768               84-1123311
-------------------------------   ------------------------   -------------------
(State of other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

  7100 E. Belleview Avenue, Englewood, CO                    80111
  ----------------------------------------                 ----------
  (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 5. Other Events. Press release announcing the retention of KCSA Public Relations Worldwide for investor relations support.


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Exhibits

Exhibit 99.1 - Press release dated August 8, 2000, announcing the retention of KCSA Public Relations Worldwide for investor relations support.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MEDIX RESOURCES, INC.

Date: Aug 10, 2000                               By: /s/ Patricia A. Minicucci
                                                     -------------------------
                                                     Executive Vice President